Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25R

NINETEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Nineteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.    Customer desires to add SmartColor Printing and Message Manager Services to the Agreement and to commit to the exclusive use of SmartColor Printing and Message Manager through the Term of the Agreement.  As a result, the following shall be added to the Agreement:

(a)  SmartColor Printing. CSG shall provide SmartColor Printing for Customer’s subscribers. SmartColor Printing is available on both sides of each physical statement page and provides less than or equal to ****** ******* (**%) ink color coverage.  In the event customer whishes to produce Connected Subscriber statements with up to and including ****** ******* (**%) ink color coverage, CSG shall make the additional coverage available and invoice Customer for the additional fees provided in Schedule F.  If ink saturation exceeds ****** ******* (**%), CSG shall provide the additional coverage and invoice the additional Print Processing Fee based on the actual ink saturation required.  Due to saturation of color and CSG’s experience with offline processes, such as lockbox processing, CSG and its technology partners require 24# paper weight for up to and including ****** ******* (**%) ink color coverage to support SmartColor Printing.

(b)  Message Manager.  Message Manager is a fully hosted web application that will provide Customer with the ability to compose and maintain document messages, providing robust statement message composition, prioritization, rich text, basic selectivity, and preview and reporting capabilities to facilitate Customer’s communication with its subscribers.

2.    Therefore, “CSG Print and Mail Ancillary Service Fees” shall be amended by adding the following:

Description of Item/Unit of Measure	Frequency	Fee
Other Print and Mail Ancillary Service Fees
SmartColor Printing (Note 3)
1. Set-Up Fee (Note 4)	*** ****	*****
2. Print Processing Fee up to and including ****** ******* (**%) ink saturation (per ******** ****) (Note 1) (Note 2)	*******	$******
3. Print Processing Fee for ink saturation in excess of ****** ******* (**%) and up to and including ****** ******* (**%) (per ******** ****) (Note 1) (Note 2)	*******	$******
4. Paper – 24#, plain white, with perforation (per ******** ****)	*******	$******
Message Manager (Note 3)
1. Set-Up Fee (Note 4)	*** ****	*****
2. Message Manager Processing Fee (per *********) (Note 5)	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1:  SmartColor Printing fees are in addition to all other fees, including fees for Statement Processing.

Note 2:  SmartColor Printing is available on both sides of each physical statement page.  The fee shall be assessed against Customer’s total physical page count on a monthly basis regardless of the actual number of physical pages that received color processing (i.e. the fee is assessed whether the physical page receives color or not).  The fees referenced are for ink saturation of up to and including ****** ******* (**%).  If ink saturation exceeds ****** ******* (**%), Customer shall sign and approve a separate quote for statements over ****** ******* (**%) and CSG shall provide the uptick to the Print Processing fee based on the actual ink saturation required.

Note 3: Should an event require activation of CSG’s disaster recovery plan, or in the event of an unforeseen or unplanned outage that prohibits SmartColor Printing, Customer acknowledges and agrees that during such event(s) statements will be printed using black/white print technology.  In such event(s), Customer shall not be charged the SmartColor Printing fee for the statements printed using black/white print technology.

Note 4: The parties agree to execute a separate Statement of Work for implementation of Smart Color Printing and Message Manager to convert Customer’s current statement to a dynamic, full color printed document with Message Manager capabilities.

Note 5:  CSG shall install Message Manager into Customer’s environment pursuant to the Statement of Work.  The fonts, graphics, and colors available for use in Message Manager will be consistent with those available for Customer’s document composition process.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph P. Murray	By: /s/ Peter E. Kalan
Title: VP Billing	Title: President, CEO
Name: Joseph P. Murray	Name: Peter E. Kalan
Date: 12/19/2011	Date: 12/21/11